Exhibit 21.1
Subsidiaries of VEREIT, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
257 W. Genesee, LLC	New York
ARC AACMBPA001, LLC	Delaware
ARC AASLGPA001, LLC	Delaware
ARC AATVLPA001, LLC	Delaware
ARC ACAWBWI001, LLC	Delaware
ARC ACLSHIL001, LLC	Delaware
ARC ASDTNGA001, LLC	Delaware
ARC ASFVLAR001, LLC	Delaware
ARC BBSTNCA001, LLC	Delaware
ARC BWNCNOH001, LLC	Delaware
ARC CAFEHLD001, LLC	Delaware
ARC CAFEUSA001, LLC	Delaware
ARC CBATAPA001, LLC	Delaware
ARC CBBMNGA001, LLC	Delaware
ARC CBBRFPA001, LLC	Delaware
ARC CBBSNGA001, LLC	Delaware
ARC CBCNGPA001, LLC	Delaware
ARC CBDLBPA001, LLC	Delaware
ARC CBDLSPA001, LLC	Delaware
ARC CBEPRVA001, LLC	Delaware
ARC CBFLNOH001, LLC	Delaware
ARC CBGSDPA001, LLC	Delaware
ARC CBHBGPA001, LLC	Delaware
ARC CBKNENH001, LLC	Delaware
ARC CBKSNPA001, LLC	Delaware
ARC CBMBGPA001, LLC	Delaware
ARC CBMBNNC001, LLC	Delaware
ARC CBMCRPA001, LLC	Delaware
ARC CBMDFMA001, LLC	Delaware
ARC CBMDNMA001, LLC	Delaware
ARC CBMFDPA001, LLC	Delaware
ARC CBMRSPA001, LLC	Delaware
ARC CBMTLPA001, LLC	Delaware
ARC CBMTNMA001, LLC	Delaware
ARC CBNPRRI001, LLC	Delaware
ARC CBOHLIL001, LLC	Delaware
ARC CBOMTPA001, LLC	Delaware
ARC CBPBGPA003, LLC	Delaware
ARC CBPBGPA005, LLC	Delaware
ARC CBPBGPA006, LLC	Delaware
ARC CBPBGPA007, LLC	Delaware
ARC CBPBGPA008, LLC	Delaware
ARC CBPBGPA009, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC CBPBGPA010, LLC	Delaware
ARC CBPBGPA011, LLC	Delaware
ARC CBPLMNH001, LLC	Delaware
ARC CBPTNPA001, LLC	Delaware
ARC CBRNDMA001, LLC	Delaware
ARC CBTRNPA001, LLC	Delaware
ARC CBUDYPA001, LLC	Delaware
ARC CBWHNPA001, LLC	Delaware
ARC CBWSKVA001, LLC	Delaware
ARC CFMEZZ001, LLC	Delaware
ARC CKAKNOH001, LLC	Delaware
ARC CVCOLSC002, LLC	Delaware
ARC CVFLDPA001, LLC	Delaware
ARC CVLVGNV001, LLC	Delaware
ARC CVMCBPA001, LLC	Delaware
ARC CVNCTPA001, LLC	Delaware
ARC CVSCDFL001, LLC	Delaware
ARC CVSPGPA001, LLC	Delaware
ARC CVTDAPA001, LLC	Delaware
ARC DBPCFBR001, LLC	Delaware
ARC DBPGDYR001, LLC	Delaware
ARC DBPORBR001, LLC	Delaware
ARC DBPPROP001, LLC	Delaware
ARC DGHHLSC001, LLC	Delaware
ARC DGLBKTX003, LLC	Delaware
ARC DGLBKTX004, LLC	Delaware
ARC DGNBFTX003, LLC	Delaware
ARC FEPDAPA001, LLC	Delaware
ARC FMABONC001, LLC	Delaware
ARC FMARAIL001, LLC	Delaware
ARC FMFLYAL001, LLC	Delaware
ARC FMJSNMI001, LLC	Delaware
ARC GEAUBAL001, LLC	Delaware
ARC HBRHLNC001, LLC	Delaware
ARC HRPBPAA001 SPE, LLC	Delaware
ARC HRPBPAA001, LLC	Delaware
ARC HRPBPAA002, DST	Delaware
ARC HRPBPAB002, LLC	Delaware
ARC HRPWARI001, LLC	Delaware
ARC HVVMNSD001, LLC	Delaware
ARC KHHWLMI001, LLC	Delaware
ARC LWWDMME001, LLC	Delaware
ARC MFLFTLA001, LLC	Delaware
ARC PRRCRNY001, LLC	Delaware
ARC RRINSIN001, LLC	Delaware
ARC SBMDNTN001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC TBHGHMA001, LLC	Delaware
ARC TBLVLMA001, LLC	Delaware
ARC TDFMTME001, LLC	Delaware
ARC TRSEAWA001, LLC	Delaware
ARC TSGRYLA001, LLC	Delaware
ARC TSLBSCA001, LLC	Delaware
ARC TSPSWNH001, LLC	Delaware
ARC TSPYMNH001, LLC	Delaware
ARC WDJKVFL001, LLC	Delaware
ARC WGABOPR001, LLC	Delaware
ARC WGCSRCO001, LLC	Delaware
ARC WGDNVCO001, LLC	Delaware
ARC WGLNPMI001, LLC	Delaware
ARC WGLPSPR001, LLC	Delaware
ARC WGLVSNV001, LLC	Delaware
ARC3 AAHUSTX001, LLC	Delaware
ARC3 AAHUSTX002, LLC	Delaware
ARC3 DGAVSMO001, LLC	Delaware
ARC3 DGCDTLA01, LLC	Delaware
ARC3 DGCFDVA01, LLC	Delaware
ARC3 DGCWYMO001, LLC	Delaware
ARC3 DGDVLVA01, LLC	Delaware
ARC3 DGEDWMS001, LLC	Delaware
ARC3 DGFSTOH001, LLC	Delaware
ARC3 DGFYTNC01, LLC	Delaware
ARC3 DGGDRFL001, LLC	Delaware
ARC3 DGGFDOH001, LLC	Delaware
ARC3 DGGVLMS001, LLC	Delaware
ARC3 DGHSGVA01, LLC	Delaware
ARC3 DGHWLVA01, LLC	Delaware
ARC3 DGKGCMO001, LLC	Delaware
ARC3 DGLFDTX001, LLC	Delaware
ARC3 DGLKGMO001, LLC	Delaware
ARC3 DGMGMLA01, LLC	Delaware
ARC3 DGMHNLA01, LLC	Delaware
ARC3 DGMLNWI001, LLC	Delaware
ARC3 DGMLOFL001, LLC	Delaware
ARC3 DGMNGWI001, LLC	Delaware
ARC3 DGMTLMO01, LLC	Delaware
ARC3 DGMVLMO001, LLC	Delaware
ARC3 DGNMSOH001, LLC	Delaware
ARC3 DGOIBNC01, LLC	Delaware
ARC3 DGPGSTX001, LLC	Delaware
ARC3 DGPLCOH001, LLC	Delaware
ARC3 DGPTCTN001, LLC	Delaware
ARC3 DGPTTTX001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC3 DGPYNOH001, LLC	Delaware
ARC3 DGRDLAL001, LLC	Delaware
ARC3 DGRGCTX001, LLC	Delaware
ARC3 DGRMATX001, LLC	Delaware
ARC3 DGRWDLA01, LLC	Delaware
ARC3 DGSBRMO001, LLC	Delaware
ARC3 DGSCRMO001, LLC	Delaware
ARC3 DGSNSWI001, LLC	Delaware
ARC3 DGTLSAL001, LLC	Delaware
ARC3 DGVASNC01, LLC	Delaware
ARC3 DGWGVMS001, LLC	Delaware
ARC3 FEBMTNH001, LLC	Delaware
ARC3 FEORTNY001, LLC	Delaware
ARC3 GSCOCFL001, LLC	Delaware
ARC3 GSGRAID01, LLC	Delaware
ARC3 TSATNNJ001, LLC	Delaware
ARC3 WGCLACA001, LLC	Delaware
ARC3 WGMPWNJ001, LLC	Delaware
ARC3 WGSTVMI001, LLC	Delaware
ARCenters Operating Partnership, L.P.	Delaware
ARCP DGPLSPA01, LLC	Delaware
ARCP DGSYKPA01, LLC	Delaware
ARCP DGWATPA01, LLC	Delaware
ARCP FD Broad Top PA, LLC	Delaware
ARCP FDCCC1404, LLC	Delaware
ARCP GSPLTNY01, LLC	Delaware
ARCP ID Mesa Portfolio, LLC	Delaware
ARCP ID Mohnton PA, LLC	Delaware
ARCP OFC Annandale NJ, LLC	Delaware
ARCP OFC Covington KY, LLC	Delaware
ARCP OFC Dublin OH, LLC	Delaware
ARCP OFC Malvern PA, LLC	Delaware
ARCP OFC Mesa Portfolio, LLC	Delaware
ARCP OFC Schaumburg IL, LLC	Delaware
ARCP RL Portfolio I, LLC	Delaware
ARCP RL Portfolio III, LLC	Delaware
ARCP RL Portfolio IV, LLC	Delaware
ARCP RL Portfolio IX, LLC	Delaware
ARCP RL Portfolio V, LLC	Delaware
ARCP RL Portfolio VI, LLC	Delaware
ARCP RL Portfolio VII, LLC	Delaware
ARCP RL Portfolio VIII, LLC	Delaware
ARCP RL Portfolio VIII, LLC	Delaware
ARCP RL Portfolio X, LLC	Delaware
ARCP RL/OG Langhorne PA, LLC	Delaware
ARCP RL/OG Salisbury MD, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARCP RL/OG/BB/SB Pittsburgh PA, LLC	Delaware
ARCP Springing Member, LLC	Delaware
CA Portsmouth Investment Trust	Delaware
Capital Lease Funding Securitization LP	Delaware
Capital Property Associates Limited Partnership	Maryland
CapLease 2007-STL LLC	Delaware
Caplease Credit LLC	Delaware
Caplease Debt Funding, LP	Delaware
Caplease Investment Management, LLC	Delaware
Caplease Statutory Trust I	Delaware
CLF Breinigsville Business Trust	Virginia
CLF Cheyenne Tulsa Member, LLC	Delaware
CLF Cheyenne Tulsa, LLC	Delaware
CLF Columbia LLC	Delaware
CLF Cooper Franklin LLC	Delaware
CLF Elysian Fields LLC	Delaware
CLF Farinon San Antonio LLC	Delaware
CLF Fresno Business Trust	Virginia
CLF Herndon LLC	Delaware
CLF Holding Company, LLC	Delaware
CLF Lakeside Richardson LLC	Delaware
CLF New Falls Business Trust	Virginia
CLF OP General Partner LLC	Delaware
CLF Pulco One LLC	Delaware
CLF Pulco Two LLC	Delaware
CLF Real Estate LLC	Delaware
CLF Red Lion Road Philadelphia Business Trust	Virginia
CLF Ridley Park Business Trust	Virginia
CLF Sawdust Member, LLC	Delaware
CLF Sierra LLC	Delaware
CLF VA Ponce LLC	Delaware
CLF WAG Rosemead LLC	Delaware
CLF Westbrook Malvern Business Trust	Virginia
CLF Yolo County Business Trust	Virginia
CNL Funding 2000-A, LP	Delaware
CNL Net Lease Funding 2001, LP	Delaware
CNL Net Lease Funding 2003, LLC	Delaware
Cole AA Bedford IN, LLC	Delaware
Cole AA Bethel OH, LLC	Delaware
Cole AA Bonita Springs FL, LLC	Delaware
Cole AA Crestwood KY, LLC	Delaware
Cole AA Franklin IN, LLC	Delaware
Cole AA Hillview KY, LLC	Delaware
Cole AA Houston (Aldine) TX, LLC	Delaware
Cole AA Howell MI, LLC	Delaware
Cole AA Lehigh Acres FL, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole AA Salem OH, LLC	Delaware
Cole AN Portfolio II, LLC	Delaware
Cole AN Portfolio V, LLC	Delaware
Cole AN Portfolio VI, LLC	Delaware
Cole Anchored Center Trust, Inc.	Maryland
Cole AP Chambersburg PA, LLC	Delaware
Cole AZ Blanchester OH, LLC	Delaware
Cole AZ Hartville OH, LLC	Delaware
Cole AZ Nashville TN, LLC	Delaware
Cole AZ Rapid City SD, LLC	Delaware
Cole BB Montgomery AL, LLC	Delaware
Cole BB Southaven MS, LLC	Delaware
Cole BJ Portfolio I, LLC	Delaware
Cole BJ Portfolio II, LLC	Delaware
Cole Capital Partners, LLC	Arizona
Cole CH/MG Flanders NJ, LLC	Delaware
Cole CM Austin TX, LLC	Delaware
Cole Collateralized Senior Notes II, LLC	Arizona
Cole Collateralized Senior Notes III, LLC	Arizona
Cole Collateralized Senior Notes IV, LLC	Arizona
Cole Collateralized Senior Notes, LLC	Arizona
Cole Credit Property Trust VI, Inc.	Maryland
Cole Credit Property Trust VII, Inc.	Maryland
Cole CV Boca Raton (Yamato) FL, LLC	Delaware
Cole CV City of Industry CA, LP	Delaware
Cole CV Dover DE, LLC	Delaware
Cole CV Ft. Myers FL, LLC	Delaware
Cole CV Gainesville TX, LLC	Delaware
Cole CV Jacksonville FL, LLC	Delaware
Cole CV Lawrence KS, LLC	Delaware
Cole CV Lawrenceville NJ, LLC	Delaware
Cole CV Mineola NY, LLC	Delaware
Cole CV Naples FL, LLC	Delaware
Cole CV Southaven (Goodman) MS, LLC	Delaware
Cole CV The Village OK, LLC	Delaware
Cole CV Titusville PA, LLC	Delaware
Cole CV Weaverville NC, LLC	Delaware
Cole DG Thomaston GA, LLC	Delaware
Cole DST Advisors, LLC	Delaware
Cole EK Philadelphia PA, LLC	Delaware
Cole FD Portfolio I, LLC	Delaware
Cole FD Portfolio IV, LLC	Delaware
Cole FD Portfolio VIII, LLC	Delaware
Cole FE Beekmantown NY, LLC	Delaware
Cole FE Northwood OH, LLC	Delaware
Cole GC Monroeville PA, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole GP CCPT I, LLC	Delaware
Cole GP CCPT III, LLC	Delaware
Cole GP CV City of Industry CA, LLC	Delaware
Cole GP MT Folsom CA, LLC	Delaware
Cole GP of Oceanside CA, LLC	Delaware
Cole GP WG Lancaster CA, LLC	Delaware
Cole Growth Opportunity Fund I GP, LLC	Delaware
Cole HC Willow Grove PA, LLC	Delaware
Cole HG Hot Springs (Central) AR, LLC	Delaware
Cole HG Hot Springs AR, LLC	Delaware
Cole HH North Fayette PA, LLC	Delaware
Cole HN Buffalo NY, LLC	Delaware
Cole ID Chattanooga TN, LLC	Delaware
Cole ID Milton PA, LLC	Delaware
Cole IO Conway NH, LLC	Delaware
Cole IO Dover NH, LLC	Delaware
Cole IO Rochester NH, LLC	Delaware
Cole LA Dallas TX, LLC	Delaware
Cole LA Duncanville TX, LLC	Delaware
Cole LA Easton PA, LLC	Delaware
Cole LA Oakdale MN, LLC	Delaware
Cole LO Sanford ME, LLC	Delaware
Cole MezzCo CCPT I, LLC	Delaware
Cole MezzCo CCPT III, LLC	Delaware
Cole MG/OB Mt. Laurel NJ, LLC	Delaware
Cole MG/OB W. Windsor NJ, LLC	Delaware
Cole MP PM Portfolio, LLC	Delaware
Cole MT Bartlett IL, LLC	Delaware
Cole MT Bethlehem GA (JV), LLC	Delaware
Cole MT Chesterfield MI (JV), LLC	Delaware
Cole MT Daytona Beach FL, LLC	Delaware
Cole MT Flagstaff AZ, LLC	Delaware
Cole MT Folsom CA, LP	Delaware
Cole MT Lake Charles LA, LLC	Delaware
Cole MT Las Vegas NV, LLC	Delaware
Cole MT Mishawaka IN, LLC	Delaware
Cole MT Port Arthur TX, LLC	Delaware
Cole MT San Marcos TX, LLC	Delaware
Cole MT Sunset Valley TX, LLC	Delaware
Cole OB Columbus OH, LLC	Delaware
Cole OB Kansas City MO, LLC	Delaware
Cole OB Lee's Summit MO, LLC	Delaware
Cole OB Mesa AZ, LLC	Delaware
Cole OB Peoria AZ, LLC	Delaware
Cole OB Rogers AR, LLC	Delaware
Cole OB W. Springfield MA, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole OF Bedford MA, LLC	Delaware
Cole OF Duluth GA, LLC	Delaware
Cole OF Hopewell Township NJ, LLC	Delaware
Cole OF Kennesaw GA, LLC	Delaware
Cole OF Nashville TN, LLC	Delaware
Cole of Bradenton FL, LLC	Delaware
Cole of Glenview IL, LLC	Delaware
Cole OF Parsippany NJ, LLC	Delaware
Cole OF Urbana MD, LLC	Delaware
Cole OR Christiansburg VA, LLC	Delaware
Cole OR Highlands TX, LLC	Delaware
Cole OR Houston TX, LLC	Delaware
Cole OR San Antonio TX, LLC	Delaware
Cole OU Portfolio, LLC	Delaware
Cole PM Phoenix AZ, LLC	Delaware
Cole REIT Advisors III, LLC	Delaware
Cole REIT Advisors, LLC	Delaware
Cole REIT III Operating Partnership, LP	Delaware
Cole Springing Member, LLC	Delaware
Cole ST Houston TX, LLC	Delaware
Cole TH Evansville (Rosenberger) IN, LLC	Delaware
Cole TH Franklin Park IL, LLC	Delaware
Cole TH Jeffersonville IN, LLC	Delaware
Cole TH Oaklawn IL, LLC	Delaware
Cole TH Terre Haute IN, LLC	Delaware
Cole TK Auburndale FL, LLC	Delaware
Cole TS Alton IL, LLC	Delaware
Cole TS Augusta ME, LLC	Delaware
Cole TS Franklin NC, LLC	Delaware
Cole TS Gibsonia PA, LLC	Delaware
Cole TS Glenpool OK, LLC	Delaware
Cole TS Hamilton OH, LLC	Delaware
Cole TS Jefferson City MO, LLC	Delaware
Cole TS Lawrence KS, LLC	Delaware
Cole TS Little Rock AR, LLC	Delaware
Cole TS Macedon NY Holdings, LLC	Delaware
Cole TS Macedon NY, LLC	Delaware
Cole TS Murphy NC, LLC	Delaware
Cole TS Nixa MO, LLC	Delaware
Cole TS Sedalia MO, LLC	Delaware
Cole TS Sellersburg IN, LLC	Delaware
Cole TS Stillwater OK, LLC	Delaware
Cole TS Troy MO, LLC	Delaware
Cole TS Union MO, LLC	Delaware
Cole TS Wauseon OH, LLC	Delaware
Cole TT Downingtown PA, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole TY Coral Springs FL, LLC	Delaware
Cole UL Jackson TN, LLC	Delaware
Cole VS Corpus Christi (Padre Island) TX, LLC	Delaware
Cole VS Mission (Highway 83) TX, LLC	Delaware
Cole WF Hinsdale IL, LLC	Delaware
Cole WG Beloit WI, LLC	Delaware
Cole WG Durham NC, LLC	Delaware
Cole WG Grayson GA, LLC	Delaware
Cole WG Lancaster CA, LP	Delaware
Cole WG Matteson IL, LLC	Delaware
Cole WG Medina OH, LLC	Delaware
Cole WG Tucson (Harrison) AZ, LLC	Delaware
Cole WM Pueblo CO, LLC	Delaware
Cole WW Gap PA, LLC	Delaware
Cole WY Portfolio NV, LLC	Delaware
Cole/Faison JV Bethlehem GA, LLC	Delaware
Cole/Faison MT Bethlehem GA, LLC	Delaware
Diamond Real Estate, LLC	Delaware
DRE Holdings, LLC	Delaware
EFA Asset Management, LLC	Delaware
EFA Investments, LLC	Delaware
Equity Fund Advisors, LLC	Arizona
EVA LLC	Delaware
KDC Norman Woods Business Trust	Virginia
Menomonee Falls Store, LLC	Delaware
Net Lease Funding 2005, LP	Delaware
Oak Creek Store, LLC	Delaware
PREFCO Dix-Neuf LLC	Connecticut
PREFCO Nineteen Limited Partnership	Connecticut
Series A DST Depositor, LLC	Delaware
Series A, LLC	Arizona
Series B DST Depositor, LLC	Delaware
Series B, LLC	Arizona
Series C DST Depositor, LLC	Delaware
Series C, LLC	Arizona
Series D DST Depositor, LLC	Delaware
Series D, LLC	Arizona
USRP Funding 2001-A, L.P.	Delaware
VEREIT Acquisitions, LLC	Delaware
VEREIT BE Portfolio, LLC	Delaware
VEREIT BTS Acquisitions, LLC	Delaware
VEREIT CAB Portfolio, LLC	Delaware
VEREIT CNL Funding 2000-A GP, LLC	Delaware
VEREIT CNL Net Lease Funding 2001 GP, LLC	Delaware
VEREIT GF Weatherford TX, LLC	Delaware
VEREIT GSA Services, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
VEREIT ID Mesa Portfolio (Carriage Point Drive), LLC	Delaware
VEREIT ID Monroe LA, LLC	Delaware
VEREIT Income Properties, LLC	Delaware
VEREIT LD Fort Wayne IN, LLC	Delaware
VEREIT MT Tucson (Houghton) AZ, LLC	Delaware
VEREIT Net Lease Funding 2005 GP, LLC	Delaware
VEREIT Operating Partnership, L.P.	Delaware
VEREIT Real Estate GP, LLC	Delaware
VEREIT Real Estate, L.P.	Delaware
VEREIT Realty Advisors, LLC	Delaware
VEREIT Services, LLC	Delaware
VEREIT Springing Member, LLC	Delaware
VEREIT TRS Corp.	Delaware
VEREIT USRP Funding 2001-A GP, LLC	Delaware
VEREIT MT Oak Creek WI, LLC	Delaware
VEREIT, Inc.	Maryland
Vernon Hills Furniture Store, LLC	Delaware